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                                                                   EXHIBIT 10.11

                            NINTH AMENDMENT TO LEASE

                THIS NINTH AMENDMENT TO LEASE (this "AMENDMENT") is made and entered into as of July 31, 2000, by and between MISSION VACAVILLE LIMITED PARTNERSHIP, a California limited partnership ("LANDLORD"), and LARGE SCALE BIOLOGY CORPORATION, a California corporation (formerly Biosource Technologies, Inc.) ("TENANT"), with reference to the following Recitals:

                                   BACKGROUND

                A. Landlord and Tenant are currently parties to the Vaca Valley Business Park Office Lease dated as of October 15, 1987, as amended by the First Amendment thereto dated as of July 1, 1989, the Second Amendment thereto dated as of January 1, 1992, the Third Amendment thereto dated as of June 30, 1992, the Fourth Amendment thereto dated as of November 22, 1995, the Fifth Amendment thereto dated as of November 22, 1996 (the "Fifth Amendment"), the Sixth Amendment thereto dated as of September 8, 1997, the Seventh Amendment thereto dated as of July 25, 1998 and the Eighth Amendment thereto dated as of May 19, 1999 (as amended, the "Lease"), pursuant to which Tenant currently leases certain office space within the Interchange Business Park -Vacaville ("Building"), at 3333 Vaca Valley Parkway, Vacaville, California 95688, which space is more particularly described in the Lease (the "Premises").

                B. Landlord and Tenant desire to confirm Tenant's extension of the Term of the Lease and the Base Rent applicable to the Extension Term.

                NOW, THEREFORE, in consideration of the foregoing Recitals, the agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

        1. Definitions. All initially capitalized terms not otherwise defined herein shall have the meanings set forth in the Lease. From and after the date hereof, references to the Lease shall mean the Lease as amended hereby. In the event of any inconsistency between the terms of the Lease as amended to date and the terms of this Amendment, the terms of this Amendment shall prevail.

        2. Extension Term. In accordance with Section 3 of the Fifth Amendment, Tenant has exercised its option to the Term of the Lease for a period of three
(3) years, commencing on January 1, 2001 and ending on December 31, 2003. The initial Base Rent for the Extension Term is $44,912.50 per month. Starting January 1,2002, the Base Rent shall be multiplied by the quotient of (A) the CPI-U published most recently prior to such date divided by (B) the CPI- U published most recently as of January 1,2001, provided that the increase shall not be less than four percent (4%) and shall not be more than eight percent (8%). On January 1,2003, the Base Rent shall be multiplied by the quotient of
(A) the CPI-U published most recently prior to such date divided by (B) the CPI-U published most recently as of January 1,2002, provided that the increase shall not be less than four percent (4%) and shall not be more than eight percent (8%). Section 3(e) of the Fifth Amendment is deleted in its entirety.



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        3. RATIFICATION. The Lease, as amended by this Amendment, is hereby ratified and confirmed in all respects and remains in full force and effect. This amendment shall be effective as of the date hereof upon execution and delivery by both Landlord and Tenant. Except for those provisions of the Lease which are expressly amended hereby, the Lease remains unmodified and unchanged.

        4. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one agreement.

        IN WITNESS WHEREOF, Tenant and Landlord have: executed this Amendment as of the date first above written.

                "LANDLORD"

                MISSION VACAVILLE LIMITED PARTNERSHIP,
                a California limited partnership

                By:    Mission Airport Park Development Company,
                       a California corporation
                       Its General Partner


                       By:    /s/ PHILIP B. DANDRIDGE
                       Name:  Philip B. Dandridge
                       Its:   Chief Financial Officer

                "TENANT"

                LARGE SCALE BIOLOGY CORPORATION,
                a California corporation


                By:    /s/ DAVID R. MCGEE
                Name:  David R. McGee
                Its:   Senior Vice President